UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4700
                                                      --------

                          The Gabelli Equity Trust Inc.
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2003
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is attached herewith.

                                 [LOGO OMITTED]
                                   THE GABELLI
                                EQUITY TRUST INC.

                          THE GABELLI EQUITY TRUST INC.

                                  Annual Report
                                December 31, 2003


TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)
              ----------------------------------------------------

                                                                                                                   SINCE
                                                QUARTER    1 YEAR    3 YEAR    5 YEAR     10 YEAR    15 YEAR   INCEPTION (B)
                                                -------    ------    ------    ------     -------    -------   -------------
  Gabelli Equity Trust NAV Return (c) .......... 18.12%     41.41%     3.02%     6.25%       9.84%      11.05%      11.66%
  Gabelli Equity Trust Investment Return (d) ... 11.63%     28.58%     0.53%     5.56%       8.73%      11.84%      11.18%

  S&P 500 Index ................................ 12.17%     28.67%    (4.05)%   (0.57)%     11.06%      12.20%      11.65%
  Dow Jones Industrial Average ................. 13.33%     28.27%     1.01%     4.57%      13.09%      13.88%      13.34%
  Nasdaq Composite Index ....................... 12.11%     50.01%    (6.75)%   (1.79)%      9.94%      11.69%      10.03%

 (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year is not annualized.
 (b) From commencement of investment operations on August 21, 1986.
 (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains, and are net of expenses. Since Inception return is based on initial net asset value of $9.34.
 (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions as of the payable date, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains. Since Inception return is based on an initial offering price of $10.00.
--------------------------------------------------------------------------------
                                                           Sincerely yours,


                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 24, 2004

--------------------------------------------------------------------------------
 A description of the Trust's proxy voting policies and procedures is available
 (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580; and
 (iii) on the Securities and Exchange Commission's website at www.sec.gov.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                   SHARES        2003
                                   ------    ------------
NET PURCHASES
COMMON STOCKS
AGCO Corp. ....................   20,000        20,000
Biogen Idec Inc. (a) ..........   29,900        29,900
Bouygues SA ...................    5,000        25,000
Coca-Cola Co. .................    1,000        35,000
Curtiss-Wright Corp.,
  Cl. B (b) ...................  102,320       204,640
Dana Corp. ....................   40,000       380,000
Dial Corp. ....................  450,000       450,000
Dreyer's Grand Ice Cream
   Holdings Inc., Cl. A .......   97,000       100,000
El Paso Corp. .................   10,000       200,000
Exxon Mobile Corp. ............   20,000        80,000
Fedders Corp. .................   70,000        70,000
Fomento Economico Mexicano SA
   de CV, ADR .................   20,000        30,000
FPL Group Inc. ................    1,700        10,000
Gray Television Inc. ..........   20,000       120,000
Grupo Bimbo SA de CV, Ser. A ..   50,000       500,000
Grupo Televisa SA, ADR ........      100       185,100
Heinz (H.J.) Co. ..............   10,000       130,000
Honeywell International Inc. ..   17,000       435,000
Hughes Electronics Corp. (c) ..  148,445       148,445
Index Corp. ...................       65            65
Kellogg Co. ...................    1,400       291,400
Knight-Ridder Inc. ............    1,000        20,000
Matsumotokiyoshi Co. Ltd. .....   10,000        10,000
Matsumotokiyoshi Co.
  Ltd., W/I (d) ...............   10,000        10,000
Mediaset SpA ..................   15,000       165,000
Merck & Co. Inc. ..............   15,000        60,000
Nakanishi Inc. ................   12,000        12,000
NIWS Co. Ltd. .................      160           160
Pearson plc ...................   40,000        40,000
Precision Castparts Corp. (e) .   46,898        91,898
Pulitzer Inc. .................    5,000        45,000
Rayonier Inc. (f) .............    1,656        16,656
Roche Holding AG ..............      200        18,100
Rohm Co. Ltd. .................    2,000         9,500
Royce Value Trust Inc. ........      790        36,790
Sekisui House Ltd. ............   40,000        40,000
SGS Societe Generale de Surveillance
   Holding SA .................      250         1,250
Shin-Etsu Chemical Co. Ltd. ...   10,000        10,000
Technip SA ....................    4,000         7,500
Telefonica Moviles SA .........   15,000        90,000
Texas Instruments Inc. ........   20,000       240,000
Titan Corp. ...................  100,000       100,000
United States Cellular Corp. ..   10,000        20,000
Unitrin Inc. ..................   11,800        71,800
Wyeth .........................    5,000        70,000

PREFERRED STOCKS
News Corp. Ltd., Pfd., ADR (c)    16,603       771,603

RIGHTS
Fedders Corp. (g) .............   70,000        70,000

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                   SHARES        2003
                                   ------    ------------

NET SALES
COMMON STOCKS
Acuity Brands Inc. ............  (10,700)      189,300
Agere Systems Inc., Cl. B .....  (20,000)      125,000
AGL Resources Inc. ............  (10,000)       50,000
Albertson's Inc. ..............   (5,000)      195,000
Allegheny Energy Inc. .........   (5,000)      120,000
Amadeus Global Travel
   Distribution SA, Cl. A .....  (10,000)      115,000
America Movil SA de CV, Cl. L,
   ADR ........................   (5,000)       90,000
AMETEK Inc. ...................   (2,000)      118,000
Amgen Inc. ....................   (1,000)       59,000
Andrew Corp. ..................  (60,000)      230,000
AT&T Corp. ....................  (15,000)      280,000
BAE Systems plc ............... (150,000)           --
Bank One Corp. ................  (70,000)           --
Biogen Inc. (a) ...............  (26,000)           --
Boeing Co. ....................   (2,000)      110,000
BorgWarner Inc. ...............   (2,802)       35,000
BP plc ........................ (120,000)           --
BT Group plc, ADR .............  (14,000)       10,000
Cable & Wireless plc, ADR .....  (50,000)       50,000
Cablevision Systems
  Corp., Cl. A ................  (15,000)    1,520,000
Catellus Development Corp. .... (186,958)       83,042
Cendant Corp. .................  (10,000)      160,000
Cinergy Corp. .................   (3,000)       20,000
Coca-Cola Enterprises Inc. ....  (40,000)        5,000
Comcast Corp., Cl. A ..........  (52,000)      420,000
Compagnie Financiere
   Richemont AG, Cl. A ........  (10,000)       90,000
Corning Inc. ..................  (25,000)      500,000
Crane Co. .....................  (20,000)      250,000
Cypress Semiconductor Corp. ... (200,000)           --
Delphi Corp. ..................  (10,000)       40,000
Deutsche Bank AG, ADR .........   (1,000)      157,000
Deutsche Telekom AG, ADR ......  (10,000)      180,000
Donaldson Co. Inc. ............ (100,000)      110,000
Duquesne Light Holdings Inc. ..   (5,000)      110,000
EMC Corp. .....................   (5,000)      130,000
EMI Group plc, ADR ............  (15,000)       80,000
Fairchild Corp., Cl. A ........  (15,000)      100,000
FleetBoston Financial Corp. ...  (45,000)           --
Florida East Coast Industries
   Inc., Cl. A ................   (1,451)      100,000
Ford Motor Co. ................   (5,000)       15,000
Fortune Brands Inc. ...........  (50,000)       40,000
General Motors Corp. ..........   (5,000)      150,000
General Motors Corp.,
   Cl. H (c) .................. (180,323)           --
Gillette Co. ..................  (25,000)      240,000
Gray Television Inc., Cl. A ...     (500)       27,500
Greif Inc., Cl. A .............  (10,000)      250,000
Gucci Group NV, ADR ...........   (5,000)           --
Halliburton Co. ...............   (5,000)       70,000
IDEX Corp. ....................   (5,000)      175,000
Invitrogen Corp. ..............   (8,011)       48,000
Japan Telecom Holdings
   Co. Ltd. ...................     (255)           --
Johnson Controls Inc. .........  (11,000)       97,000
Kerr-McGee Corp. ..............   (3,632)       35,000
Lockheed Martin Corp. .........   (5,000)       90,000
MeadWestvaco Corp. ............  (30,300)       64,700
Medco Health Solutions Inc. ...  (10,427)           --
Media General Inc., Cl. A .....  (26,000)      339,000

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                             OWNERSHIP AT
                                             DECEMBER 31,
                                   SHARES        2003
                                   ------    ------------
Metro-Goldwyn-Mayer Inc. (h) .. (145,000)      215,000
Mirant Corp. ..................  (50,000)      150,000
Modine Manufacturing Co. ......   (3,500)      331,500
Mondavi (Robert) Corp., Cl. A .   (5,000)       45,000
Navistar International Corp. ..   (7,000)      405,000
Nextel Communications Inc.,
   Cl. A ......................  (90,000)      110,000
Northrop Grumman Corp. ........  (14,000)      150,000
Penton Media Inc. ............. (170,000)      305,000
PepsiAmericas Inc. ............  (20,595)      580,000
PepsiCo Inc. ..................   (5,000)      415,000
Phoenix Companies Inc. ........   (5,000)      150,000
Pimco RCM Europe Fund Inc. (i)   (70,000)           --
Reader's Digest Association
   Inc. .......................   (3,000)      175,000
Rogers Wireless Communications
   Inc., Cl. B ................  (30,000)      195,000
Rollins Inc. ..................   (5,000)      690,000
Sara Lee Corp. ................  (30,000)       70,000
Sealed Air Corp. ..............   (4,000)        1,000
SPS Technologies Inc. (e) ..... (170,000)           --
Starwood Hotel & Resorts
   Worldwide Inc. .............   (5,000)       45,000
Telefonica SA, ADR ............   (1,849)      274,000
Telephone & Data Systems Inc. .  (25,000)      415,000
TXU Corp. .....................   (5,000)       95,000
Wachovia Corp. ................  (70,000)           --
Watts Water Technologies
   Inc., Cl. A ................  (15,000)      235,000
Zimmer Holdings Inc. ..........   (2,178)       33,001


PREFERRED STOCKS
Hercules Trust I, 9.420% Pfd. .  (20,500)       27,000

CORPORATE BONDS
Standard Motor Products Inc., Sub. Deb.
   Cv., 6.750%, 07/15/09 ......  200,000     1,000,000


--------------
(a) Merger -- 1.15 shares of Biogen Idec Inc. for every 1 share of Biogen Inc.
(b) 2 for 1 stock split
(c) Merger -- .82321617 shares of Hughes Electronics Corp. and .09207432 News Corp. Ltd., Pfd., ADR for every 1 share of General Motors Corp., Cl. H
(d) Bonus Issue -- 1 share of Matsumotokiyoshi Co. Ltd. W/I for every 1 share of Matsumotokiyoshi Co. Ltd.
(e) Merger -- .709117 shares of Precision Castparts Corp. for every 1 share of SPS Technologies Inc.
(f) 18.7% stock dividend
(g) Rights Issue -- 1 right of Fedders  Corp. for every 1 share of Fedders Corp.
(h) Tender  Offer at $16.00 per share
(i) Fund liquidation at 8.07 per share

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         MARKET
    SHARES                                 COST          VALUE
    ------                                ------         ------
            COMMON STOCKS -- 87.5%
            FINANCIAL SERVICES -- 7.8%
     60,000 Allstate Corp. ........  $  2,508,768  $    2,581,200
    550,000 American Express Co. ..    21,247,943      26,526,500
     34,000 Argonaut Group Inc.+ ..       893,076         528,360
     90,000 Banco Santander Central
               Hispano SA, ADR ....       322,130       1,080,900
    110,000 Bank of Ireland .......       635,101       1,501,261
     77,000 Bank of New York
               Co. Inc. ...........     2,834,050       2,550,240
    275,000 Bankgesellschaft
               Berlin AG+ .........     5,495,399         697,212
        260 Berkshire Hathaway Inc.,
               Cl. A+ .............       824,299      21,905,000
    185,000 Commerzbank AG, ADR ...     3,747,342       3,609,924
    157,000 Deutsche Bank AG, ADR .     8,708,108      12,906,970
     20,000 Dun and Bradstreet
               Corp.+ .............       333,130       1,014,200
      5,000 H&R Block Inc. ........        97,625         276,850
     25,000 Hibernia Corp., Cl. A .       198,750         587,750
     20,000 Invik & Co. AB, Cl. B .       936,800       1,973,510
    100,000 Irish Life &
               Permanent plc ......       781,432       1,614,531
     25,000 Janus Capital
               Group Inc. .........       393,520         410,250
     80,000 John Hancock Financial
               Services Inc. ......     2,892,043       3,000,000
     45,000 JP Morgan Chase & Co. .     1,251,002       1,652,850
     60,000 Leucadia National Corp.     1,889,682       2,766,000
    100,000 Mellon Financial Corp.      3,140,094       3,211,000
    190,000 Midland Co. ...........     1,070,105       4,487,800
     65,000 Mitsubishi Securities
               Co. Ltd. ...........       458,816         707,801
     30,000 Moody's Corp. .........     1,024,050       1,816,500
    257,500 Nikko Cordial Corp. ...     1,725,292       1,434,427
    150,000 Phoenix Companies Inc.      2,179,395       1,806,000
      2,500 Prudential Financial
               Inc. ...............        68,750         104,425
     46,002 RAS SpA ...............       576,832         783,334
     60,000 Riggs National Corp. ..       552,538         991,800
     45,000 Schwab (Charles) Corp.        657,562         532,800
     80,000 State Street Corp. ....     4,001,480       4,166,400
     20,000 SunTrust Banks Inc. ...       419,333       1,430,000
     80,000 T. Rowe Price
               Group Inc. .........     2,689,800       3,792,800
     20,000 UBS AG ................       845,648       1,369,719
     71,800 Unitrin Inc. ..........     2,324,517       2,973,238
     60,000 Waddell & Reed Financial
               Inc., Cl. A ........     1,247,250       1,407,600
                                   --------------  --------------
                                       78,971,662     118,199,152
                                   --------------  --------------
            FOOD AND BEVERAGE -- 7.1%
     30,000 Cadbury Schweppes
               plc, ADR ...........       746,559         896,700
    100,000 Campbell Soup Co. .....     2,694,094       2,680,000
     35,000 Coca-Cola Co. .........     1,624,092       1,776,250
      5,000 Coca-Cola
               Enterprises Inc. ...        77,195         109,350
     40,000 Coca-Cola Hellenic Bottling
               Co. SA .............       519,295         833,502
    100,000 Corn Products
               International Inc. .     2,916,387       3,445,000
     73,592 Del Monte Foods Co.+ ..       623,741         765,357
     10,108 Denny's Corp.+ ........        14,358           4,144
    100,000 Diageo plc ............     1,037,393       1,315,765
    224,000 Diageo plc, ADR .......     8,642,745      11,840,640
    100,000 Dreyer's Grand Ice Cream
               Holdings Inc., Cl. A     7,749,175       7,775,000
     62,400 Flowers Foods Inc. ....     1,055,628       1,609,920
     30,000 Fomento Economico
               Mexicano SA
               de CV, ADR .........     1,094,322       1,106,400
     85,000 General Mills Inc. ....     3,933,248       3,850,500
    500,000 Grupo Bimbo SA de CV,
               Cl. A ..............     1,052,379         938,397
     20,000 Hain Celestial
               Group Inc.+ ........       267,663         464,200
    130,000 Heinz (H.J.) Co. ......     4,668,773       4,735,900

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
     20,000 Hershey Foods Corp. ... $   1,333,128 $     1,539,800
    291,400 Kellogg Co. ...........     9,226,180      11,096,512
     75,000 Kerry Group plc, Cl. A        860,877       1,390,415
     12,100 LVMH Moet Hennessy Louis
               Vuitton SA .........       419,053         880,638
     45,000 Mondavi (Robert) Corp.,
               Cl. A+ .............     1,286,656       1,747,800
      2,500 Nestle SA .............       513,610         624,621
    580,000 PepsiAmericas Inc. ....     7,990,227       9,929,600
    415,000 PepsiCo Inc. ..........    18,472,238      19,347,300
      6,750 Pernod-Ricard SA ......       470,174         750,520
     60,000 Ralcorp Holdings Inc.+        940,903       1,881,600
     70,000 Sara Lee Corp. ........     1,266,240       1,519,700
      2,000 Smucker (J.M.) Co. ....        52,993          90,580
    106,969 Tootsie Roll
               Industries Inc. ....     1,580,949       3,850,884
    175,000 Wrigley (Wm.) Jr. Co. .     9,501,202       9,836,750
                                   --------------  --------------
                                       92,631,477     108,633,745
                                   --------------  --------------
            ENTERTAINMENT -- 6.7%
    160,000 Canal Plus, ADR .......        34,011         194,960
    110,000 EMI Group plc .........       292,543         312,606
     80,000 EMI Group plc, ADR ....       947,487         454,704
    120,000 Fox Entertainment Group Inc.,
               Cl. A+ .............     2,783,871       3,498,000
     50,000 GC Companies Inc.+ ....        54,500          17,500
    365,000 Gemstar-TV Guide
               International Inc.+      2,710,973       1,843,250
         65 Index Corp. ...........       305,893         382,103
  1,916,352 Liberty Media Corp.,
               Cl. A+ .............     9,752,938      22,785,426
    215,000 Metro-Goldwyn-
               Mayer Inc.+ ........     2,983,181       3,674,350
    160,000 Publishing &
               Broadcasting Ltd. ..       893,720       1,509,309
     15,000 Regal Entertainment Group,
               Cl. A ..............       285,000         307,800
    210,000 Six Flags Inc.+ .......     1,752,972       1,579,200
    260,000 The Walt Disney Co. ...     5,453,387       6,065,800
    700,000 Time Warner Inc.+ .....    15,921,711      12,593,000
    840,000 Viacom Inc., Cl. A ....    35,321,393      37,186,800
     40,900 Vivendi Universal SA+ .     2,169,026         994,126
    350,000 Vivendi Universal
               SA, ADR+ ...........    10,223,476       8,498,000
                                   --------------  --------------
                                       91,886,082     101,896,934
                                   --------------  --------------
            TELECOMMUNICATIONS -- 6.5%
      7,000 Aliant Inc. ...........        62,390         173,883
     25,000 ALLTEL Corp. ..........       534,554       1,164,500
    280,000 AT&T Corp. ............     9,376,946       5,684,000
     90,540 ATX Communications
               Inc.+ ..............       151,570          19,919
    290,000 BCE Inc. ..............     7,665,817       6,484,400
     33,400 Brasil Telecom Participacoes
               SA, ADR ............     1,940,826       1,262,520
  1,760,000 BT Group plc ..........     7,277,785       5,931,148
     10,000 BT Group plc, ADR .....       343,423         342,200
  4,440,836 Cable & Wireless
               Jamaica Ltd. .......       101,639          60,152
     50,000 Cable & Wireless
               plc, ADR ...........       650,341         350,500
    117,000 CenturyTel Inc. .......     2,733,061       3,816,540
    880,000 Cincinnati Bell Inc.+ .     7,720,293       4,444,000
    150,000 Citizens Communications
               Co.+ ...............     1,813,288       1,863,000
    254,800 Commonwealth Telephone
               Enterprises Inc.+ ..     9,416,914       9,618,700
     60,000 Compania de
               Telecomunicaciones de
               Chile SA, ADR ......       897,938         897,000
    180,000 Deutsche Telekom AG,
               ADR+ ...............     2,992,534       3,263,400

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS (CONTINUED)
     15,000 Embratel Participacoes SA,
               ADR ................  $    266,400  $      249,150
      7,000 France Telecom SA, ADR        224,125         200,130
        208 KDDI Corp. ............       685,401       1,191,677
    100,000 KPN NV+ ...............       232,728         771,947
    800,000 Qwest Communications
               International Inc.+      2,475,505       3,456,000
     60,000 RCN Corp.+ ............       425,991          48,000
      9,655 Rogers Communications Inc.,
               Cl. B ..............       137,424         159,441
    110,345 Rogers Communications Inc.,
               Cl. B, ADR .........     1,537,198       1,820,692
    220,000 SBC Communications Inc.     7,272,156       5,735,400
    350,000 Sprint Corp. -
               FON Group ..........    10,687,538       5,747,000
    186,554 Tele Norte Leste Participacoes
               SA, ADR ............     2,554,387       2,878,528
     42,000 Telecom Argentina Stet France
               Telecom SA, ADR+ ...       360,891         367,500
  1,320,480 Telecom Italia SpA+ ...     3,059,314       3,914,137
    495,130 Telecom Italia
               SpA, RNC+ ..........       572,370       1,008,621
    274,000 Telefonica SA, ADR ....    13,264,644      12,108,060
     17,595 Telefonica SA, BDR ....       202,143         256,759
     36,000 Telefonos de Mexico SA de
               CV, Cl. L, ADR+ ....       389,422       1,189,080
     12,750 TELUS Corp. ...........       222,542         256,036
     52,500 TELUS Corp., ADR ......       950,397       1,054,266
      4,250 TELUS Corp., Non-Voting        74,181          79,590
     20,750 TELUS Corp., Non-Voting,
               ADR ................       438,501         388,586
    320,000 Verizon Communications
               Inc. ...............    14,384,284      11,225,600
                                   --------------  --------------
                                      114,096,861      99,482,062
                                   --------------  --------------
            ENERGY AND UTILITIES -- 5.7%
     75,000 AES Corp.+ ............       424,572         708,000
     50,000 AGL Resources Inc. ....       891,012       1,455,000
    120,000 Allegheny Energy Inc.+      1,090,388       1,531,200
     36,000 Apache Corp. ..........     2,806,632       2,919,600
    247,000 BP plc, ADR ...........    10,018,320      12,189,450
    140,000 Burlington
               Resources Inc. .....     5,902,202       7,753,200
    115,000 CH Energy Group Inc. ..     4,749,282       5,393,500
     20,000 Cinergy Corp. .........       607,416         776,200
    100,000 CMS Energy Corp.+ .....       640,176         852,000
    103,217 ConocoPhillips ........     5,288,737       6,767,939
     10,000 Constellation Energy
               Group Inc. .........       237,177         391,600
     26,000 DPL Inc. ..............       524,093         542,880
     17,000 DTE Energy Co. ........       750,951         669,800
    470,000 Duke Energy Corp. .....     8,624,500       9,611,500
    110,000 Duquesne Light
               Holdings Inc. ......     1,848,062       2,017,400
    200,000 El Paso Corp. .........     2,520,332       1,638,000
    400,000 El Paso Electric Co.+ .     3,236,625       5,340,000
     40,000 Energy East Corp. .....       826,233         896,000
     50,000 Eni SpA ...............       732,789         943,491
     80,000 Exxon Mobil Corp. .....     2,750,108       3,280,000
     10,000 FPL Group Inc. ........       556,256         654,200
     70,000 Halliburton Co. .......     1,726,011       1,820,000
     35,000 Kerr-McGee Corp. ......     2,046,290       1,627,150
    150,000 Mirant Corp.+ .........       201,190          58,500
    100,000 NiSource Inc.+ ........       200,000         256,000
    300,000 Northeast Utilities ...     5,660,050       6,051,000
    100,000 Progress Energy
               Inc., CVO+ .........        52,000          23,000
     10,000 SJW Corp. .............       883,106         892,500
     20,000 Southwest Gas Corp. ...       415,025         449,000
      7,907 Total SA ..............     1,114,624       1,470,096

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
     95,000 TXU Corp.              $    1,557,877  $    2,253,400
    255,000 Westar Energy Inc.          4,319,800       5,163,750
                                   --------------  --------------
                                       73,201,836      86,395,356
                                   --------------  --------------
            EQUIPMENT AND SUPPLIES -- 5.4%
    118,000 AMETEK Inc. ...........     5,527,719       5,694,680
      1,500 Amphenol Corp., Cl. A+         22,162          95,895
     10,000 Caterpillar Inc. ......       136,559         830,200
     95,000 CIRCOR International
               Inc. ...............       981,440       2,289,500
    320,000 Deere & Co. ...........    15,328,000      20,816,000
    110,000 Donaldson Co. Inc. ....       970,341       6,507,600
     70,000 Fedders Corp. .........       444,646         504,000
    115,000 Flowserve Corp.+ ......     1,995,044       2,401,200
     13,000 Franklin Electric
               Co. Inc. ...........       210,022         786,370
    100,000 Gerber Scientific Inc.+     1,060,701         796,000
     70,000 GrafTech International
               Ltd.+ ..............       850,486         945,000
    175,000 IDEX Corp. ............     5,657,750       7,278,250
     20,000 Ingersoll-Rand Co.,
               Cl. A ..............       836,200       1,357,600
     60,000 Lufkin Industries Inc.      1,105,223       1,727,400
      1,000 Manitowoc Co. Inc. ....        25,450          31,200
     12,000 Nakanishi Inc. ........       525,284         520,108
    405,000 Navistar International
               Corp.+ .............    13,980,821      19,395,450
     30,000 PACCAR Inc. ...........       450,000       2,553,600
      1,000 Sealed Air Corp.+ .....        17,404          54,140
     60,000 Sybron Dental
               Specialties Inc.+ ..     1,140,669       1,686,000
    235,000 Watts Water Technologies
               Inc., Cl. A ........     3,107,523       5,217,000
    100,000 Weir Group plc ........       420,789         458,728
                                   --------------  --------------
                                       54,794,233      81,945,921
                                   --------------  --------------
            PUBLISHING -- 4.9%
     20,000 Dow Jones & Co. Inc. ..     1,030,036         997,000
    248,266 Independent News &
               Media plc ..........       358,456         588,724
     20,000 Knight-Ridder Inc. ....     1,345,264       1,547,400
      5,000 McClatchy Co., Cl. A ..       240,250         344,000
    100,000 McGraw-Hill Companies
               Inc. ...............     6,052,805       6,992,000
    339,000 Media General Inc.,
               Cl. A ..............    20,169,846      22,068,900
    125,000 Meredith Corp. ........     2,091,313       6,101,250
    115,000 New York Times Co.,
               Cl. A ..............     5,259,249       5,495,850
    120,000 News Corp. Ltd. .......       696,029       1,084,062
     10,000 News Corp. Ltd., ADR ..       186,274         361,000
     40,000 Pearson plc ...........       432,050         445,391
    305,000 Penton Media Inc.+ ....     2,706,367         414,800
    400,000 PRIMEDIA Inc.+ ........     1,948,569       1,132,000
     45,000 Pulitzer Inc. .........     2,085,193       2,430,000
    175,000 Reader's Digest
               Association Inc. ...     3,181,221       2,565,500
    261,319 SCMP Group Ltd. .......       191,790         115,284
     70,000 Scripps (E.W.) Co.,
               Cl. A ..............     4,559,387       6,589,800
     66,585 Seat Pagine Gialle SpA+       177,139          63,410
     80,000 Thomas Nelson Inc. ....       951,267       1,546,400
    250,000 Tribune Co. ...........    11,310,100      12,900,000
                                   --------------  --------------
                                       64,972,605      73,782,771
                                   --------------  --------------
            DIVERSIFIED INDUSTRIAL -- 4.7%
    189,300 Acuity Brands Inc. ....     3,209,193       4,883,940
    195,000 Ampco-Pittsburgh Corp.      2,627,873       2,665,650
    125,000 Cooper Industries Ltd.,
               Cl. A ..............     6,152,755       7,241,250
    250,000 Crane Co. .............     4,841,093       7,685,000
    105,000 GATX Corp. ............     1,708,946       2,937,900
    250,000 Greif Inc., Cl. A .....     4,682,789       8,877,500
      3,400 Greif Inc., Cl. B .....        69,824         121,550
    435,000 Honeywell International
               Inc. ...............    14,705,345      14,542,050

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            COMMON STOCKS (CONTINUED)
            DIVERSIFIED INDUSTRIAL (CONTINUED)
    118,000 ITT Industries Inc. ...$    3,585,603  $    8,756,780
    400,600 Lamson & Sessions Co.+      2,458,185       2,311,462
    110,000 Park-Ohio Holdings
               Corp.+ .............     1,072,210         814,000
    212,000 Sensient Technologies
               Corp. ..............     3,831,251       4,191,240
     10,000 Smiths Group plc ......       171,257         118,330
      4,000 Sulzer AG .............       850,053       1,077,016
      7,500 Technip SA ............       721,269         811,680
    100,000 Thomas Industries Inc.      1,388,525       3,466,000
     50,000 Trinity Industries Inc.       945,000       1,542,000
                                   --------------  --------------
                                       53,021,171      72,043,348
                                   --------------  --------------
            CONSUMER PRODUCTS -- 4.3%
     60,000 Altadis SA ............       885,677       1,702,825
     43,000 Christian Dior SA .....     1,514,055       2,605,058
     10,000 Church & Dwight
               Co. Inc. ...........        99,536         396,000
     90,000 Compagnie Financiere
               Richemont AG, Cl. A      1,264,406       2,161,310
     50,000 Department 56 Inc.+ ...       524,317         655,000
    450,000 Dial Corp. ............    12,799,740      12,811,500
     40,000 Energizer Holdings
               Inc.+ ..............       938,568       1,502,400
     40,000 Fortune Brands Inc. ...     2,801,736       2,859,600
     30,000 Gallaher Group plc ....       274,164         322,228
    235,000 Gallaher Group plc, ADR     9,106,250       9,996,900
    240,000 Gillette Co. ..........     7,618,928       8,815,200
      2,000 Givaudan SA ...........       550,742       1,038,205
     50,000 Harley-Davidson Inc. ..     2,322,820       2,376,500
     15,000 Matsushita Electric
               Industrial
               Co. Ltd., ADR ......       178,325         209,100
    100,000 Mattel Inc. ...........     1,549,565       1,927,000
     75,000 Maytag Corp. ..........     1,879,366       2,088,750
     51,300 National Presto
               Industries Inc. ....     1,808,866       1,854,495
     10,700 Nintendo Co. Ltd. .....       919,164         998,414
    100,000 Procter & Gamble Co. ..     8,770,000       9,988,000
     10,000 Swatch Group AG, Cl. B        584,263       1,200,728
                                   --------------  --------------
                                       56,390,488      65,509,213
                                   --------------  --------------
            WIRELESS COMMUNICATIONS -- 4.2%
     90,000 America Movil SA de CV,
               Cl. L, ADR .........     2,343,582       2,460,600
    600,000 AT&T Wireless
               Services Inc.+ .....     7,409,039       4,794,000
     27,900 Leap Wireless
               International Inc.+          8,252             921
  1,760,000 mm02 plc+ .............     1,963,847       2,426,021
    109,000 mm02 plc, ADR+ ........     1,259,992       1,488,940
    110,000 Nextel Communications Inc.,
               Cl. A+ .............     2,802,998       3,086,600
      1,500 NTT DoCoMo Inc. .......     3,553,937       3,401,138
    195,000 Rogers Wireless
               Communications Inc.,
               Cl. B+ .............     2,300,508       4,173,000
    230,000 Sprint Corp. -
               PCS Group+ .........       533,587       1,292,600
     16,700 Tele Celular Sul
               Participacoes
               SA, ADR ............       266,992         239,645
     55,666 Tele Centro Oeste Celular
               Participacoes SA,
               ADR+ ...............       166,868         548,310
      3,340 Tele Leste Celular
               Participacoes
               SA, ADR+ ...........        89,340          46,326
      8,350 Tele Nordeste Celular
               Participacoes SA, ADR      123,227         233,299
      3,340 Tele Norte Celular
               Participacoes SA,
               ADR+ ...............        51,601          36,473
  1,400,000 Telecom Italia
               Mobile SpA+ ........     7,521,308       7,610,999
     90,000 Telefonica Moviles SA+        660,946         939,959

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
      8,350 Telemig Celular
               Participacoes
               SA, ADR ............$      241,320  $      268,035
    415,000 Telephone & Data
               Systems Inc. .......    34,755,725      25,958,250
     66,800 Telesp Celular
               Participacoes
               SA, ADR+ ...........     2,135,936         439,544
     20,000 United States
               Cellular Corp.+ ....       626,250         710,000
    553,888 Vodafone Group plc ....       975,799       1,373,292
    100,000 Vodafone Group plc, ADR     2,378,590       2,504,000
                                   --------------  --------------
                                       72,169,644      64,031,952
                                   --------------  --------------
            CABLE -- 3.7%
  1,520,000 Cablevision Systems Corp.,
               Cl. A+ .............    22,609,794      35,552,800
     30,000 Charter Communications Inc.,
               Cl. A+ .............       138,876         120,600
    420,000 Comcast Corp., Cl. A+ .    13,979,458      13,805,400
     85,000 Comcast Corp., Cl. A,
               Special+ ...........       756,584       2,658,800
     20,000 Shaw Communications Inc.,
               Cl. B ..............        52,983         312,169
     80,000 Shaw Communications Inc.,
               Cl. B, Non-Voting ..       329,198       1,241,600
    360,000 UnitedGlobalCom Inc.,
               Cl. A+ .............     2,303,003       3,052,800
                                   --------------  --------------
                                       40,169,896      56,744,169
                                   --------------  --------------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.4%
     35,000 BorgWarner Inc. .......     1,585,347       2,977,450
    100,000 CLARCOR Inc. ..........     1,266,455       4,410,000
    380,000 Dana Corp. ............     6,140,866       6,973,000
     40,000 Delphi Corp. ..........       594,773         408,400
    260,000 GenCorp Inc. ..........     2,470,673       2,800,200
    250,000 Genuine Parts Co. .....     6,819,120       8,300,000
     97,000 Johnson Controls Inc. .     7,847,300      11,263,640
    115,000 Midas Inc.+ ...........     1,490,603       1,644,500
    331,500 Modine Manufacturing
               Co. ................     8,839,589       8,943,870
     75,000 Scheib (Earl) Inc.+ ...       619,805         183,750
    163,000 Standard Motor
               Products Inc. ......     1,748,388       1,980,450
     24,000 Superior Industries
               International Inc. .       603,378       1,044,480
    105,000 TransPro Inc.+ ........       936,807         439,950
                                   --------------  --------------
                                       40,963,104      51,369,690
                                   --------------  --------------
            HEALTH CARE -- 2.8%
     14,000 Abbott Laboratories ...       553,180         652,400
     59,000 Amgen Inc.+ ...........     3,449,075       3,646,200
      5,000 AstraZeneca plc, London       198,161         239,881
     35,146 AstraZeneca plc,
               Stockholm ..........     1,255,532       1,712,044
     15,000 Aventis SA ............     1,056,288         991,423
     29,900 Biogen Idec Inc.+ .....       181,025       1,099,722
    135,000 Bristol-Myers
               Squibb Co. .........     3,547,915       3,861,000
     75,036 GlaxoSmithKline plc ...     1,817,377       1,719,376
      4,000 GlaxoSmithKline
               plc, ADR ...........       216,096         186,480
     18,000 Henry Schein Inc.+ ....       775,800       1,216,440
     48,000 Invitrogen Corp.+ .....     2,378,658       3,360,000
     60,000 Merck & Co. Inc. ......     3,079,701       2,772,000
     41,000 Novartis AG ...........     1,292,180       1,861,451
    108,000 Novartis AG, Registered     3,905,280       4,956,120
     90,000 Pfizer Inc. ...........     2,512,582       3,179,700
     18,100 Roche Holding AG ......     1,644,615       1,825,733
     20,000 Sanofi-Synthelabo SA ..       967,750       1,506,055
     80,000 Schering-Plough Corp. .     1,589,838       1,391,200
      1,000 Synthes-Stratec Inc. ..       677,094         989,691

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE (CONTINUED)
     18,000 Takeda Chemical
               Industries Ltd. ....$      936,071  $      713,819
     70,000 Wyeth .................     2,984,097       2,971,500
     33,001 Zimmer Holdings Inc.+ .     1,402,872       2,323,256
                                   --------------  --------------
                                       36,421,187      43,175,491
                                   --------------  --------------
            HOTELS AND GAMING -- 2.7%
    110,000 Aztar Corp.+ ..........       772,707       2,475,000
    100,000 Boca Resorts Inc.,
               Cl. A+ .............       921,500       1,496,000
    245,000 Gaylord Entertainment
               Co.+ ...............     6,257,129       7,313,250
     45,000 Greek Organization of
               Football Prognostics       465,942         647,074
      8,000 GTECH Holdings Corp. ..        69,219         395,920
  2,510,000 Hilton Group plc ......     8,418,704      10,098,678
    650,000 Hilton Hotels Corp. ...     6,579,110      11,134,500
     50,000 MGM Mirage+ ...........     1,298,240       1,880,500
    430,000 Park Place
               Entertainment Corp.+     2,424,893       4,656,900
     45,000 Starwood Hotels & Resorts
               Worldwide Inc. .....       963,235       1,618,650
                                   --------------  --------------
                                       28,170,679      41,716,472
                                   --------------  --------------
            CONSUMER SERVICES -- 2.1%
    475,000 InterActiveCorp.+ .....    11,476,194      16,116,750
     40,000 Loewen Group Inc.+ ....        48,700               0
    690,000 Rollins Inc. ..........    14,241,157      15,559,500
                                   --------------  --------------
                                       25,766,051      31,676,250
                                   --------------  --------------
            RETAIL -- 1.9%
    195,000 Albertson's Inc. ......     5,337,136       4,416,750
    300,000 AutoNation Inc.+ ......     3,354,597       5,511,000
     75,000 Boots Group plc .......       739,158         927,749
     22,500 Coldwater Creek Inc.+ .       181,517         247,500
     22,000 Ito-Yokado Co. Ltd. ...       749,555         691,798
     10,000 Matsumotokiyoshi
               Co. Ltd. ...........       291,926         224,410
     10,000 Matsumotokiyoshi
               Co. Ltd.
               (W/I)+ .............       291,926         224,410
    323,500 Neiman Marcus Group Inc.,
               Cl. B+ .............     7,874,064      16,175,000
                                   --------------  --------------
                                       18,819,879      28,418,617
                                   --------------  --------------
            BROADCASTING -- 1.8%
     16,666 Corus Entertainment Inc.,
               Cl. B ..............        62,036         354,664
    120,000 Gray Television Inc. ..     1,204,736       1,814,400
     27,500 Gray Television Inc.,
               Cl. A ..............       370,755         417,175
    185,100 Grupo Televisa SA, ADR      6,385,024       7,378,086
    200,000 Liberty Corp. .........     8,528,905       9,038,000
     15,000 Lin TV Corp., Cl. A+ ..       344,736         387,150
    165,000 Mediaset SpA ..........     1,326,670       1,960,520
      4,000 Nippon Broadcasting
               System Inc. ........       161,709         186,246
     40,375 NRJ Group .............       384,806         860,668
    140,000 Paxson Communications
               Corp.+ .............     1,323,628         539,000
     17,700 RTL Group .............       775,136       1,044,854
        420 SKY Perfect
               Communications Inc.+       317,218         493,795
    100,000 Television Broadcasts
               Ltd. ...............       396,239         504,920
    115,000 Young Broadcasting Inc.,
               Cl. A+ .............     2,822,920       2,304,600
                                   --------------  --------------
                                       24,404,518      27,284,078
                                   --------------  --------------

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            AEROSPACE -- 1.7%
    110,000 Boeing Co. ............$    3,680,633  $    4,635,400
     90,000 Lockheed Martin Corp. .     5,002,530       4,626,000
    150,000 Northrop Grumman Corp.     14,243,999      14,340,000
    100,000 Titan Corp.+ ..........     2,171,880       2,181,000
                                   --------------  --------------
                                       25,099,042      25,782,400
                                   --------------  --------------
            AVIATION: PARTS AND SERVICES -- 1.4%
    204,640 Curtiss-Wright Corp.,
               Cl. B ..............     5,637,891       9,188,336
    100,000 Fairchild Corp., Cl. A+       921,286         504,000
     91,898 Precision Castparts
               Corp. ..............     2,378,560       4,173,092
     84,500 Sequa Corp., Cl. A+ ...     3,371,578       4,140,500
     74,600 Sequa Corp., Cl. B+ ...     3,852,673       3,722,540
                                   --------------  --------------
                                       16,161,988      21,728,468
                                   --------------  --------------
            ELECTRONICS -- 1.2%
    125,000 Agere Systems Inc.,
               Cl. B+ .............       362,157         362,500
      3,000 Hitachi Ltd., ADR .....       218,796         180,210
     20,000 Molex Inc., Cl. A .....       519,697         587,200
      7,500 NEC Corp., ADR ........        43,625          56,317
      9,500 Rohm Co. Ltd. .........     1,408,684       1,113,371
     38,800 Royal Philips Electronics
               NV, ADR ............        53,456       1,128,692
     45,000 Sony Corp., ADR .......     1,340,589       1,560,150
    240,000 Texas Instruments Inc.      5,860,035       7,051,200
    250,000 Thomas & Betts Corp. ..     4,581,748       5,722,500
     10,400 Tokyo Electron Ltd. ...       507,989         789,923
                                   --------------  --------------
                                       14,896,776      18,552,063
                                   --------------  --------------
            REAL ESTATE -- 1.0%
     83,042 Catellus Development
               Corp. ..............     1,619,777       2,002,973
     70,000 Cheung Kong
               (Holdings) Ltd. ....       815,521         556,765
    100,000 Florida East Coast
               Industries Inc.,
               Cl. A ..............     1,458,643       3,310,000
     55,000 Griffin Land &
               Nurseries Inc.+ ....       513,143         781,605
    245,000 St. Joe Co. ...........     1,817,919       9,136,050
                                   --------------  --------------
                                        6,225,003      15,787,393
                                   --------------  --------------
            AGRICULTURE -- 1.0%
     20,000 AGCO Corp.+ ...........       350,026         402,800
  1,000,000 Archer-Daniels-
               Midland Co. ........    13,091,460      15,220,000
      5,000 Delta & Pine Land Co. .        84,396         127,000
                                   --------------  --------------
                                       13,525,882      15,749,800
                                   --------------  --------------
            SPECIALTY CHEMICALS -- 0.9%
      5,400 Ciba Specialty Chemicals,
               ADR ................        14,912         209,196
      8,000 du Pont de Nemours (E.I.)
               and Co. ............       262,000         367,120
    330,000 Ferro Corp. ...........     6,975,503       8,979,300
     40,000 Fuller (H.B.) Co. .....       968,437       1,189,600
    120,000 Hercules Inc.+ ........     1,543,119       1,464,000
     15,000 IVAX Corp.+ ...........       170,440         358,200
    215,000 Omnova Solutions Inc.+      1,788,690       1,032,000
     10,000 Shin-Etsu Chemical
               Co. Ltd. ...........       415,465         408,696
     10,000 Syngenta AG, ADR ......        18,940         134,800
                                   --------------  --------------
                                       12,157,506      14,142,912
                                   --------------  --------------
            COMMUNICATIONS EQUIPMENT -- 0.8%
    230,000 Andrew Corp.+ .........     2,513,371       2,647,300
    500,000 Corning Inc.+ .........     4,402,807       5,215,000
    130,000 Lucent Technologies
               Inc.+ ..............       800,828         369,200
    140,000 Motorola Inc. .........     1,803,785       1,969,800
    100,000 Nortel Networks Corp.+        686,285         423,000
     44,000 Scientific-Atlanta Inc.       355,750       1,201,200
                                   --------------  --------------
                                       10,562,826      11,825,500
                                   --------------  --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            COMMON STOCKS (CONTINUED)
            ENVIRONMENTAL SERVICES -- 0.7%
     65,000 Republic Services Inc. $      875,761  $    1,665,950
    300,000 Waste Management Inc. .     6,690,206       8,880,000
                                   --------------  --------------
                                        7,565,967      10,545,950
                                   --------------  --------------
            BUSINESS SERVICES -- 0.6%
     60,000 ANC Rental Corp.+ .....       578,273               6
    160,000 Cendant Corp.+ ........     3,192,685       3,563,200
      1,000 CheckFree Corp.+ ......         9,040          27,650
     98,000 Landauer Inc. .........     2,494,473       3,996,440
     70,000 Nashua Corp.+ .........       634,028         595,000
    212,500 Securicor plc .........             0         362,339
      1,250 SGS Societe Generale de
               Surveillance
               Holding SA .........       598,409         784,314
                                   --------------  --------------
                                        7,506,908       9,328,949
                                   --------------  --------------
            METALS AND MINING -- 0.6%
     72,500 Harmony Gold Mining
               Co. Ltd. ...........       347,738       1,178,464
     35,000 Harmony Gold Mining Co.
               Ltd., ADR ..........       282,733         568,050
    130,000 Newmont Mining Corp. ..     2,977,871       6,319,300
     50,000 Placer Dome Inc. ......       487,169         895,500
                                   --------------  --------------
                                        4,095,511       8,961,314
                                   --------------  --------------
            AUTOMOTIVE -- 0.5%
     15,000 Ford Motor Co. ........       334,700         240,000
    150,000 General Motors Corp. ..     4,903,032       8,010,000
                                   --------------  --------------
                                        5,237,732       8,250,000
                                   --------------  --------------
            PAPER AND FOREST PRODUCTS -- 0.4%
     64,700 MeadWestvaco Corp. ....     1,813,944       1,924,825
    150,000 Pactiv Corp.+ .........     1,569,911       3,585,000
     16,656 Rayonier Inc. .........       531,510         691,391
                                   --------------  --------------
                                        3,915,365       6,201,216
                                   --------------  --------------
            BUILDING AND CONSTRUCTION -- 0.3%
     25,000 Bouygues SA ...........       724,706         874,117
    100,500 CRH plc ...............     1,259,458       2,059,946
     32,222 Huttig Building
               Products Inc.+ .....        81,163          96,666
     15,000 Martin Marietta
               Materials Inc. .....       322,687         704,550
     40,000 Sekisui House Ltd. ....       389,946         413,175
                                   --------------  --------------
                                        2,777,960       4,148,454
                                   --------------  --------------
            CLOSED END FUNDS -- 0.2%
     58,000 Central Europe and Russia
               Fund Inc. ..........       722,985       1,331,680
     20,000 France Growth
               Fund Inc.+ .........       184,353         149,600
     70,000 New Germany Fund Inc. .       754,518         500,500
     36,790 Royce Value Trust Inc.        448,512         636,103
                                   --------------  --------------
                                        2,110,368       2,617,883
                                   --------------  --------------
            COMPUTER SOFTWARE AND SERVICES -- 0.2%
      5,000 Electronic Data
               Systems Corp. ......        69,661         122,700
    130,000 EMC Corp.+ ............     1,936,565       1,679,600
        160 NIWS Co. Ltd. .........       452,235         358,309
     25,256 Telecom Italia
               Media SpA+ .........        26,868          12,552
                                   --------------  --------------
                                        2,485,329       2,173,161
                                   --------------  --------------
            TRANSPORTATION -- 0.1%
    115,000 Amadeus Global Travel
               Distribution SA,
               Cl. A ..............       679,535         747,036
    100,000 AMR Corp.+ ............     1,924,248       1,295,000
     15,000 Grupo TMM SA de CV,
               Cl. A, ADR+ ........        80,460          63,600
                                   --------------  --------------
                                        2,684,243       2,105,636
                                   --------------  --------------

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            SATELLITE -- 0.2%
    148,445 Hughes Electronics
               Corp.+ .............$    2,127,264  $    2,456,761
     50,000 Loral Space &
               Communications Ltd.+        11,250          15,750
                                   --------------  --------------
                                        2,138,514       2,472,511
                                   --------------  --------------
            TOTAL COMMON
              STOCKS .............. 1,105,998,293   1,332,678,831
                                   --------------  --------------

            PREFERRED STOCKS -- 1.9%
            PUBLISHING -- 1.5%
    771,603 News Corp. Ltd.,
               Pfd., ADR ..........    20,984,232      23,340,994
                                   --------------  --------------
            TELECOMMUNICATIONS -- 0.1%
     26,000 Cincinnati Bell Inc.,
               6.750% Cv. Pfd.,
               Ser. B .............       820,366       1,066,000
     21,000 Citizens Communications Co.,
               5.000% Cv. Pfd. ....     1,020,698       1,071,000
                                   --------------  --------------
                                        1,841,064       2,137,000
                                   --------------  --------------
            AEROSPACE -- 0.1%
     14,021 Northrop Grumman Corp.,
               7.000% Cv. Pfd.,
               Ser. B .............     1,633,727       1,749,120
                                   --------------  --------------
            BROADCASTING -- 0.1%
         90 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a) .........       900,000         945,657
                                   --------------  --------------
            SPECIALTY CHEMICALS -- 0.1%
     27,000 Hercules Trust I,
               9.420% Pfd. ........       553,660         688,500
                                   --------------  --------------
            AVIATION: PARTS AND SERVICES -- 0.0%
      3,000 Sequa Corp.,
               $5.00 Cv. Pfd. .....       239,700         266,925
                                   --------------  --------------
            WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547 Telesp Celular Participacoes
               SA, Pfd.+ ..........        82,623          28,235
                                   --------------  --------------
            TOTAL PREFERRED
              STOCKS ..............    26,235,006      29,156,431
                                   --------------  --------------
  PRINCIPAL
   AMOUNT
  ---------

            CORPORATE BONDS -- 0.2%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
 $1,000,000 Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...       943,168         940,000
                                   --------------  --------------
            CABLE -- 0.1%
  1,000,000 Charter Communications Inc., Cv.,
               4.750%, 06/01/06 ...       675,823         890,000
                                   --------------  --------------
            AVIATION: PARTS AND SERVICES -- 0.0%
    868,000 Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ...       825,281         859,320
                                   --------------  --------------
            ENERGY AND UTILITIES -- 0.0%
    900,000 Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21+ (c)      685,613         553,500
                                   --------------  --------------
            TOTAL CORPORATE
              BONDS ...............     3,129,885       3,242,820
                                   --------------  --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                     MARKET
    SHARES                             COST          VALUE
    ------                            ------         ------
            RIGHTS -- 0.0%
            EQUIPMENT AND SUPPLIES -- 0.0%
     70,000 Fedders Corp.+ ........$            0  $        4,200
                                   --------------  --------------

            WARRANTS -- 0.0%
            FOOD AND BEVERAGE -- 0.0%
     62,463 Denny's Corp.,
               expires 01/07/05+ ..       105,603             640
                                   --------------  --------------
  PRINCIPAL
   AMOUNT
  ---------
            U.S. GOVERNMENT OBLIGATIONS -- 6.5%
$99,000,000 U.S. Treasury Bills,
               0.935%++, 01/02/04
               to 02/19/04 (d) ....    98,992,563      98,992,563
                                   --------------  --------------

            REPURCHASE AGREEMENTS -- 3.9%
 58,901,000 Agreement with State Street Bank
               and Trust Co., 0.810%, dated
               12/31/03, due 01/02/04,
               proceeds at maturity,
               $58,903,651 (b) ....    58,901,000      58,901,000
                                   --------------  --------------

TOTAL INVESTMENTS-- 100.0% ........$1,293,362,350  $1,522,976,485
                                   ==============

LIABILITIES IN EXCESS OF OTHER ASSETS ............     (8,451,273)

PREFERRED STOCK
  (9,607,200 preferred shares outstanding) .......   (420,000,000)
                                                   --------------

NET ASSETS -- COMMON STOCK
  (137,189,884 common shares outstanding) ........ $1,094,525,212
                                                   ==============

NET ASSET VALUE PER COMMON SHARE
   ($1,094,525,212 (DIVIDE)
   137,189,884 shares outstanding) ...............          $7.98
                                                            =====
---------------
             For Federal tax purposes:
             Aggregate cost ...................... $1,300,268,903
                                                   ==============
             Gross unrealized appreciation ....... $  295,739,176
             Gross unrealized depreciation .......    (73,031,594)
                                                   --------------
             Net unrealized appreciation ......... $  222,707,582
                                                   ==============

---------------
(a) Security fair valued under procedures established by the Board of Directors. At December 31, 2003, the market value of fair valued securities amounted to $945,657 or 0.06% of total investments.
(b) Collateralized by U.S. Treasury Notes, 1.750%, due 12/31/04, market value $60,086,022.
(c)   Bond in default.
(d)   Partially  segregated as collateral for when issued security.
  +   Non-income producing security.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
CVO - Contingent Value Obligation.
RNC - Non-Convertible Savings Shares.
USD - U.S. Dollars.
W/I - When Issued.
++  Represents annualized yield at date of purchase.




                                                % OF
                                                MARKET              MARKET
                                                 VALUE              VALUE
                                                ------              ------
       GEOGRAPHIC DIVERSIFICATION
       United States .........................   82.9%           $1,262,650,203
       Europe ................................   11.6               175,405,729
       Asia/Pacific ..........................    2.9                43,731,733
       Latin America .........................    1.4                22,048,479
       Canada ................................    1.1                17,393,827
       South Africa ..........................    0.1                 1,746,514
                                                -----            --------------
       Total Investments .....................  100.0%           $1,522,976,485
                                                =====            ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS:
  Investments, at value (cost $1,293,362,350) ................   $1,522,976,485
  Cash and foreign currency, at value (cost $392,656) ........          438,602
  Dividends and interest receivable ..........................        1,845,509
  Receivable for investments sold ............................        1,773,148
  Other assets ...............................................           60,345
                                                                 --------------
  TOTAL ASSETS ...............................................    1,527,094,089
                                                                 --------------
LIABILITIES:
  Dividends payable ..........................................          291,785
  Unrealized depreciation on swap contracts ..................        7,197,704
  Payable for investment advisory fees .......................        4,122,083
  Interest payable on swap contract ..........................          360,100
  Payable for shareholder communication fees .................          224,798
  Payable to custodian .......................................           28,541
  Payable for offering expenses ..............................          186,124
  Other accrued expenses and liabilities .....................          157,742
                                                                 --------------
  TOTAL LIABILITIES ..........................................       12,568,877
                                                                 --------------
PREFERRED STOCK:
  Series B Cumulative  Preferred Stock (7.20%,
    $25 liquidation value, $0.001 par
    value,   6,600,000  shares  authorized
    with  6,600,000  shares  issued  and
    outstanding) .............................................      165,000,000
  Series C Cumulative  Preferred Stock
    (Auction Rate, $25,000 liquidation value,
    $0.001 par value,  5,200  shares  authorized
    with 5,200  shares  issued and outstanding) ..............      130,000,000
  Series D Cumulative Preferred Stock (5.875%,
    $25 liquidation value, $0.001 par
    value,   3,000,000  shares  authorized
    with  3,000,000  shares  issued  and
    outstanding) .............................................       75,000,000
  Series E Cumulative  Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value,
    2,000  shares  authorized  with 2,000  shares
    issued and outstanding) ..................................       50,000,000
                                                                 --------------
  TOTAL PREFERRED STOCK ......................................      420,000,000
                                                                 --------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS .......................................   $1,094,525,212
                                                                 ==============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ................................   $      137,190
  Additional paid-in capital .................................      879,075,214
  Accumulated distributions in excess of net
    investment income ........................................         (263,701)
  Accumulated distributions in excess of net realized
    gain on investments, futures contracts
    and foreign currency transactions ........................       (6,934,637)
  Net unrealized appreciation on investments, swap
    contracts and foreign currency transactions ..............      222,511,146
                                                                 --------------
  TOTAL NET ASSETS ...........................................   $1,094,525,212
                                                                 ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,094,525,212 / 137,189,884 shares outstanding;
  182,000,000 shares authorized of $0.001 par value) .........            $7.98
                                                                          =====


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $437,295) ................    $ 19,232,727
  Interest ....................................................       1,759,509
                                                                   ------------
  TOTAL INVESTMENT INCOME .....................................      20,992,236
                                                                   ------------
EXPENSES:
  Investment advisory fees ....................................      12,895,377
  Interest expense on swap contracts (Note 2) .................       4,302,270
  Shareholder communications expenses .........................         702,936
  Custodian fees ..............................................         176,109
  Directors' fees .............................................         138,681
  Legal and audit fees ........................................         130,996
  Shareholder services fees ...................................         124,565
  Payroll .....................................................         187,625
  Miscellaneous expenses ......................................         497,921
                                                                   ------------
  TOTAL EXPENSES ..............................................      19,156,480
                                                                   ------------
  NET INVESTMENT INCOME .......................................       1,835,756
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized  gain on  investments ..........................     114,488,294
  Net realized  gain on foreign currency   transactions .......          40,605
  Net  realized  loss  on  futures   contracts ................      (5,099,573)
                                                                   ------------
  Net realized gain on investments, futures contracts
    and foreign currency transactions .........................     109,429,326
                                                                   ------------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts and foreign
    currency transactions .....................................     234,044,532
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS, SWAP
    CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS ...............     343,473,858
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................     345,309,614
                                                                   ------------
  Total Distributions to Preferred Stock Shareholders .........     (19,173,715)
                                                                   ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS .................................    $326,135,899
                                                                   ============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                       YEAR ENDED               YEAR ENDED
                                                                                    DECEMBER 31, 2003       DECEMBER 31, 2002
                                                                                    -----------------       ------------------
OPERATIONS:
  Net investment income .........................................................    $    1,835,756          $    8,044,586
  Net realized gain on investments, futures contracts and foreign
    currency transactions .......................................................       109,429,326             135,274,932
  Net change in unrealized appreciation/depreciation on investments,
    swap contracts and foreign currency transactions ............................       234,044,532            (348,434,576)
                                                                                     --------------          --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............       345,309,614            (205,115,058)
                                                                                     --------------          --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .........................................................          (320,420)             (1,241,220)
  Net realized short-term gain on investments, futures contracts
    and foreign currency transactions ...........................................        (1,248,028)               (375,336)
  Net realized long-term gains on investments, futures contracts
    and foreign currency transactions ...........................................       (17,605,267)            (21,209,095)
                                                                                     --------------          --------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...........................       (19,173,715)            (22,825,651)
                                                                                     --------------          --------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS RESULTING FROM OPERATIONS ......................................       326,135,899            (227,940,709)
                                                                                     --------------          --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income .........................................................        (1,408,135)             (6,579,486)
  Net realized short-term gain on investments, futures contracts and
    foreign currency transactions ...............................................        (6,188,838)             (2,051,189)
  Net realized long-term gains on investments, futures contracts and
    foreign currency transactions ...............................................       (85,161,394)           (115,905,914)
  Return of capital .............................................................          (558,040)               (218,677)
                                                                                     --------------          --------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..............................       (93,316,407)           (124,755,266)
                                                                                     --------------          --------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment
    of dividends and distributions ..............................................        22,608,759              30,727,869
  Offering costs for preferred shares charged to paid-in capital ................        (3,305,944)             (1,800,000)
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ......................        19,302,815              28,927,869
                                                                                     --------------          --------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS ..........................................................       252,122,307            (323,768,106)
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ...........................................................       842,402,905           1,166,171,011
                                                                                     --------------          --------------
  End of period .................................................................    $1,094,525,212          $  842,402,905
                                                                                     ==============          ==============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

     Effective August 1, 2002, the Equity Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions in equity securities (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Equity Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

     SWAP AGREEMENTS. The Equity Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Equity Trust would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on the Equity Trust's portfolio securities at that point in time, such a default could negatively affect the Equity Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Equity Trust's ability to make dividend payments on the Series C Preferred Stock.

     The Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2003 are as follows:

              NOTIONAL                     FLOATING RATE*         TERMINATION      UNREALIZED
               AMOUNT     FIXED RATE    (RATE RESET MONTHLY)         DATE         DEPRECIATION
             ----------   -----------   --------------------      ------------    ------------
           $130,000,000      4.494%             1.17%             July 2, 2007     $(7,197,704)

------------------
*Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed. There were no open futures contracts at December 31, 2003.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

     FOREIGN CURRENCY TRANSACTION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Series A Cumulative Preferred Stock, 7.20% Tax Advantaged Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

     Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust.

     For the year ended December 31, 2003, reclassifications were made to increase accumulated distributions in excess of net investment income for $35,924 and decrease accumulated distributions in excess of net realized gain on investments, options, future contracts and foreign currency transactions for $35,924 with an offsetting adjustment to additional paid-in capital.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the fiscal year ended December 31, 2003 and December 31, 2002 were as follows:

                                                                YEAR ENDED                           YEAR ENDED
                                                             DECEMBER 31, 2003                    DECEMBER 31, 2002
                                                    --------------------------------     ---------------------------------
                                                       COMMON             PREFERRED         COMMON              PREFERRED
                                                    -----------          -----------     -------------         -----------
     DISTRIBUTIONS PAID FROM:
     Ordinary income
       (Inclusive of short term capital gain) ..    $ 7,596,973          $ 1,568,448      $  8,877,226         $ 1,616,556
     Net long term capital gain ................     85,161,394           17,605,267       115,659,363          21,209,095
     Non-taxable return of capital .............        558,040                   --           218,677                  --
                                                    -----------          -----------      ------------         -----------
     Total distribution paid ...................    $93,316,407          $19,173,715      $124,755,266         $22,825,651
                                                    ===========          ===========      ============         ===========

     PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Net unrealized appreciation on investments ................   $222,707,582
     Net unrealized depreciation on foreign currency
       transactions and interest rate swaps ....................     (7,102,989)
     Other .....................................................       (291,785)
                                                                   ------------
     Total accumulated gain ....................................   $215,312,808
                                                                   ============

     Other is primarily due to dividends payable on preferred stock at December 31, 2003.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock.

      The Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the year ended December 31, 2003, the Trust's total return on the net asset value of the common shares exceeded the stated dividend rates and net swap expense of all outstanding preferred stock. Thus, management fees were earned on these assets.

     During the year ended December 31, 2003, Gabelli & Company, Inc. received $426,924 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

     The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During fiscal 2003, the Gabelli Equity Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2003 aggregated $230,599,247 and $332,248,556, respectively.

5. CAPITAL. The charter permits the Equity Trust to issue 182,000,000 shares of common stock (par value $0.001). The Board of Directors of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2003, the Equity Trust did not repurchase any shares of its common stock in the open market.

     Transactions in common stock were as follows:

                                                                YEAR ENDED                           YEAR ENDED
                                                             DECEMBER 31, 2003                    DECEMBER 31, 2002
                                                    --------------------------------     ---------------------------------
                                                       Shares              Amount           Shares               Amount
                                                    -----------          -----------     -------------         -----------
Shares issued upon reinvestment
  of dividends and distributions ..................   3,129,917          $22,608,759       3,992,168           $30,727,869
                                                      ---------          -----------       ---------           -----------
Net increase ......................................   3,129,917          $22,608,759       3,992,168           $30,727,869
                                                      =========          ===========       =========           ===========

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 16,006,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, and Series E Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Equity Trust's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

     The Equity Trust, as authorized by the Board of Directors, redeemed all (5,367,900 shares) of its outstanding 7.25% Series A Cumulative Preferred Stock. The redemption date was June 17, 2003 and the redemption price was $25.4078 per Preferred Share, which consisted of $25.00 per Preferred Share (the "liquidation value") plus accrued dividends through the redemption date of $0.4078 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value of $25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 9, 2003.

     On June 27, 2002, the Equity Trust received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The Rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.08% to 1.68% for the year ended December 31, 2003. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2003, the Equity Trust did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2003, 5,200 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of 1.53 percent and accrued dividends amounted to $5,525.

     On October 7, 2003, the Equity Trust received net proceeds of $72,387,500 (after underwriting discounts of $2,362,500 and estimated offering expenses of $250,000) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Equity Trust, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2003, the Equity Trust did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At December 31, 2003, 3,000,000 shares of the 5.875% Series D Cumulative Preferred Stock were outstanding at the fixed rate of 5.875 percent and accrued dividends amounted to $73,438.

     On October 7, 2003, the Equity Trust received net proceeds of $49,260,000 (after underwriting discounts of $500,000 and estimated offering expenses of $240,000) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The Rates of Series E Auction Rate Cumulative Preferred Stock ranged from 1.10% to 1.47% from October 7, 2003 to December 31, 2003. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series E Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2003, the Equity Trust did not repurchase any shares of Series E Auction Rate Cumulative Preferred Stock. At December 31, 2003, 2,000 shares of the Series E Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of
1.47 percent and accrued dividends amounted to $12,250.

6. OTHER MATTERS. On October 7, 2003, the Equity Trust's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Equity Trust does not believe that this matter will have a material adverse effect on the Equity Trust's financial position or results of the operations.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED  DATA FOR AN EQUITY  TRUST  COMMON SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD:

                                                                                  YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
OPERATING PERFORMANCE:                                        2003(A)        2002(A)       2001(A)      2000(A)        1999(A)
                                                            ----------     ----------    ----------    ----------    -----------
  Net asset value, beginning of period ..................   $     6.28     $     8.97    $    10.89    $    12.75    $     11.47
                                                            ----------     ----------    ----------    ----------    -----------
  Net investment income .................................         0.01           0.06          0.08          0.05           0.04
  Net realized and unrealized gain (loss)
    on investments ......................................         2.53          (1.64)        (0.16)        (0.51)          3.25
                                                            ----------     ----------    ----------    ----------    -----------
  Total from investment operations ......................         2.54          (1.58)        (0.08)        (0.46)          3.29
                                                            ----------     ----------    ----------    ----------    -----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .................................        (0.00)(c)      (0.01)        (0.01)        (0.00)(c)      (0.00)(c)
  Net realized gain on investments ......................        (0.14)         (0.16)        (0.11)        (0.09)         (0.09)
                                                            ----------     ----------    ----------    ----------    -----------
  Total distributions to preferred stock shareholders ...        (0.14)         (0.17)        (0.12)        (0.09)         (0.09)
                                                            ----------     ----------    ----------    ----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
    TO COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS .....................................         2.40          (1.75)        (0.20)        (0.55)          3.20
                                                            ----------     ----------    ----------    ----------    -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income .................................        (0.01)         (0.05)        (0.06)        (0.04)         (0.03)(b)
  Net realized gain on investments ......................        (0.68)         (0.90)        (1.02)        (1.27)         (1.21)(b)
  Return of capital .....................................        (0.00)(c)      (0.00)(c)        --            --          (0.68)(b)
                                                            ----------     ----------    ----------    ----------    -----------
  Total distributions to common stock shareholders ......        (0.69)         (0.95)        (1.08)        (1.31)         (1.92)
                                                            ----------     ----------    ----------    ----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common stock
    share transactions ..................................         0.01           0.02          0.03            --             --
  Decrease in net asset value from shares issued
    in rights offering ..................................           --             --         (0.62)           --             --
  Offering costs for preferred shares charged to
    paid-in capital .....................................        (0.02)         (0.01)        (0.05)           --             --
                                                            ----------     ----------    ----------    ----------    -----------
  Total capital share transactions ......................        (0.01)          0.01         (0.64)           --             --
                                                            ----------     ----------    ----------    ----------    -----------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD .........................   $     7.98     $     6.28    $     8.97    $    10.89    $     12.75
                                                            ==========     ==========    ==========    ==========    ===========
  Net asset value total return + ........................        39.90%        (21.00)%       (3.68)%       (4.39)%        29.49%
                                                            ==========     ==========    ==========    ==========    ===========
  Market value, end of period ...........................   $     8.00     $     6.85    $    10.79    $    11.44    $     12.56
                                                            ==========     ==========    ==========    ==========    ===========
  Total investment return ++ ............................        28.58%        (28.36)%       10.32%         1.91%         26.57%
                                                            ==========     ==========    ==========    ==========    ===========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of
    preferred shares, end of period (in 000's) ..........   $1,514,525     $1,271,600    $1,465,369    $1,318,263    $ 1,503,641
  Net assets attributable to common shares,
    end of period (in 000's) ............................   $1,094,525     $  842,403    $1,166,171    $1,184,041    $ 1,368,981
  Ratio of net investment income to average net assets
    attributable to common shares .......................         0.20%          0.81%         0.81%         0.42%          0.34%
  Ratio of operating expenses to average net assets
    attributable to common shares (e)(g) ................         2.09%          1.37%         1.12%         1.14%          1.27%
  Ratio of operating expenses to average total
    net assets including liquidation value of
    preferred shares (e)(g) .............................         1.47%          1.00%         0.95%         1.03%          1.15%
  Portfolio turnover rate ...............................         19.2%          27.1%         23.9%         32.1%          38.0%
PREFERRED STOCK:
  7.25% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........           --     $  134,198    $  134,198    $  134,223    $   134,660
  Total shares outstanding (in 000's) ...................           --          5,368         5,368         5,369          5,386
  Liquidation preference per share ......................           --     $    25.00    $    25.00    $    25.00    $     25.00
  Average market value (d) ..............................           --     $    25.75    $    25.39    $    22.62    $     24.43
  Asset coverage per share ..............................           --     $    74.07    $   122.44    $   245.54    $    279.16
  7.20% SERIES B CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........   $  165,000     $  165,000    $  165,000            --             --
  Total shares outstanding (in 000's) ...................        6,600          6,600         6,600            --             --
  Liquidation preference per share ......................   $    25.00     $    25.00    $    25.00            --             --
  Average market value (d) ..............................   $    27.06     $    26.40    $    25.60            --             --
  Asset coverage per share ..............................   $    90.15     $    74.07    $   122.44            --             --
  AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........   $  130,000     $  130,000            --            --             --
  Total shares outstanding (in 000's) ...................            5              5            --            --             --
  Liquidation preference per share ......................   $   25,000     $   25,000            --            --             --
  Average market value (d) ..............................   $   25,000     $   25,000            --            --             --
  Asset coverage per share                                  $   90,150     $   74,068            --            --             --
  5.875% SERIES D CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........   $   75,000             --            --            --             --
  Total shares outstanding (in 000's)                            3,000             --            --            --             --
  Liquidation preference per share ......................   $    25.00             --            --            --             --
  Average market value (d) ..............................   $    25.10             --            --            --             --
  Asset coverage per share ..............................   $    90.15            --            --            --             --
  AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........   $   50,000             --            --            --             --
  Total shares outstanding (in 000's)                                2             --            --            --             --
  Liquidation preference per share ......................   $   25,000             --            --            --             --
  Average market value (d) ..............................   $   25,000             --            --            --             --
  Asset coverage per share ..............................   $   90,150             --            --            --             --
  ASSET COVERAGE (f) ....................................          361%           296%          490%          982%         1,117%


--------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c)  Amount represents less than $0.005 per share.
(d)  Based on weekly prices.
(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended 2002, 2001 and 2000, the ratios of operating expenses to average net assets attributable to common stock would be 1.37%, 1.11%, and 1.14%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 1.00%, 0.94% and 1.03%, respectively.
(f)  Asset coverage is calculated by combining all series of preferred stock.
(g) The Trust incurred interest expense during the periods ended December 31, 2003 and 2002. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would be 1.62% and 1.19%, respectively, and the ratio of operating expenses to average total net assets including liquidation value of preferred shares would be 1.14% and 0.87%, respectively.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Trust") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 20, 2004

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)
      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Equity Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                          TERM OF       NUMBER OF
                        OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)        LENGTH OF       COMPLEX
    ADDRESS 1               TIME        OVERSEEN BY    PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
     AND AGE              SERVED 2       DIRECTOR      DURING PAST FIVE YEARS                          HELD BY DIRECTOR
----------------         ---------    -------------    ---------------------                           -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI           Since 1986**     24         Chairman of the Board and Chief Executive       Director of  Morgan Group
Director and                                           Officer of Gabelli Asset Management Inc. and    Holdings, Inc. (holding
Chief Investment Officer                               Chief Investment Officer of Gabelli Funds,      company); Vice Chairman
Age: 61                                                LLC and GAMCO Investors, Inc.; Vice             of Lynch Corporation
                                                       Chairman and Chief Executive Officer of         (diversified manufacturing)
                                                       Lynch Interactive Corporation (multimedia
                                                       and services)

KARL OTTO POHL             Since 1992*      33         Member of the Shareholder Committee of Sal      Director of Gabelli Asset
Director                                               Oppenheim Jr. & Cie, Zurich (private            Management Inc. (investment
Age: 74                                                investment bank); Former President of the       management); Chairman,
                                                       Deutsche Bundesbank and Chairman of its         Incentive Capital and
                                                       Central Bank Council (1980-1991)                Incentive Asset Management
                                                                                                       (Zurich); Director at Sal
                                                                                                       Oppenheim Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
THOMAS E. BRATTER          Since 1986**      3         Director, President and Founder, The John                      --
Director                                               Dewey Academy (residential college
Age: 64                                                preparatory therapeutic high school)

ANTHONY J. COLAVITA 4      Since 1999***    35         President and Attorney at Law in the law firm                  --
Director                                               of Anthony J. Colavita, P.C.
Age: 68

JAMES P. CONN 4            Since 1989*      12         Former Managing Director and Chief Investment   Director of LaQuinta Corp.
Director                                               Officer of Financial Security Assurance         (hotels) and First Republic
Age: 65                                                Holdings Ltd. (1992-1998)                       Bank

FRANK J. FAHRENKOPF JR.    Since 1998***     4         President and Chief Executive Officer of the    Director of First Republic
Director                                               American Gaming Association since June          Bank
Age: 64                                                1995; Partner in the law firm of Hogan &
                                                       Hartson; Co-Chairman of the Commission
                                                       on Presidential Debates; Former Chairman
                                                       of the Republican National Committee

ARTHUR V. FERRARA          Since 2001***     9         Formerly, Chairman of the Board and Chief       Director of The Guardian Life
Director                                               Executive Officer of The Guardian Life          Insurance Company of America;
Age: 73                                                Insurance Company of America from January       and 25 mutual  funds within
                                                       1993 to December 1995; President, Chief         the Guardian Fund Complex
                                                       Executive Officer and a Director prior thereto


ANTHONY R. PUSTORINO       Since 1986*      17         Certified Public Accountant; Professor          Director of Lynch Corporation
Director                                               Emeritus, Pace University                       (diversified manufacturing)
Age: 78

SALVATORE J. ZIZZA         Since 1986***    11         Chairman, Hallmark Electrical Supplies Corp.    Director of Hollis Eden
Director                                                                                               Pharmaceuticals
Age: 58

                                       18


                          THE GABELLI EQUITY TRUST INC.
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                          TERM OF       NUMBER OF
                        OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)        LENGTH OF       COMPLEX
    ADDRESS 1               TIME        OVERSEEN BY    PRINCIPAL OCCUPATION(S)
     AND AGE              SERVED 2       DIRECTOR      DURING PAST FIVE YEARS
----------------         ---------    -------------    ---------------------
OFFICERS:
--------
BRUCE N. ALPERT            Since 2003       --         Executive Vice President and Chief Operating
President                                              Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                                an officer of all mutual funds advised by
                                                       Gabelli Funds, LLC and its affiliates.
                                                       Director and President of the Gabelli Advisers,
                                                       Inc.

CARTER W. AUSTIN           Since 2000       --         Vice President at the Trust since 2000.
Vice President                                         Vice President of Gabelli Funds, LLC
Age: 36                                                since 1996.

JAMES E. MCKEE             Since 1995       --         Vice President, General Counsel and Secretary
Secretary                                              of Gabelli Asset Management Inc. since 1999
Age: 40                                                and GAMCO Investors, Inc. since 1993; Secretary
                                                       of all mutual funds advised by Gabelli Advisers,
                                                       Inc. and Gabelli Funds, LLC

--------------------------------------------------------------------------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Trust's 2004 Annual Meeting of Shareholders  and until their  successors  are duly  elected and  qualified.
*** - Term  expires at the Trust's 2005 Annual Meeting of Shareholders  and
      until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4 Represents holders of the Trust's Preferred Stock.

--------------------------------------------------------------------------------
                          THE GABELLI EQUITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Equity Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER? When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION   ABOUT  YOUR   TRANSACTIONS  WITH  US.  This  would  include
       information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2003

CASH DIVIDENDS AND DISTRIBUTIONS
                                                    TOTAL AMOUNT           ORDINARY          LONG-TERM            DIVIDEND
              PAYABLE                RECORD             PAID              INVESTMENT          CAPITAL           REINVESTMENT
                DATE                   DATE         PER SHARE (A)         INCOME (A)         GAINS (A)             PRICE
              --------               --------       ------------          ---------          --------             --------
COMMON SHARES
              03/25/03               03/17/03          $0.2700              $0.0220           $0.2480              $6.7546
              06/24/03               06/16/03           0.1400               0.0114            0.1286               7.0775
              09/24/03               09/16/03           0.1400               0.0114            0.1286               7.3100
              12/24/03               12/16/03           0.1400               0.0114            0.1286               8.3980
                                                       -------              -------           -------
                                                       $0.6900              $0.0562           $0.6338
7.25% PREFERRED SHARES
              03/26/03               03/19/03          $0.4531              $0.0368           $0.4163
              06/26/03               06/19/03           0.4078               0.0332            0.3746
                                                       -------              -------           -------
                                                       $0.8609              $0.0700           $0.7909
7.20% PREFERRED SHARES
              03/26/03               03/19/03          $0.4500              $0.0366           $0.4134
              06/26/03               06/19/03           0.4500               0.0366            0.4134
              09/26/03               09/19/03           0.4500               0.0366            0.4134
              12/26/03               12/18/03           0.4500               0.0366            0.4134
                                                       -------              -------           -------
                                                       $1.8000              $0.1464           $1.6536
5.875% PREFERRED SHARES
              12/26/03               12/18/03          $0.3223              $0.0262           $0.2961

SERIES C AND E AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2003 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. 100% of the long-term capital gains paid by the Gabelli Equity Trust in 2003 were classified as "Post May 5 Capital Gains" and reported in box 2b of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME
    The Equity Trust paid to common shareholders an ordinary income dividend totalling $0.0562 per share in 2003. The Equity Trust paid to 7.25% Series A preferred shareholders, 7.20% Series B preferred shareholders and 5.875% Series D preferred shareholders an ordinary income dividend totalling $0.0700 per share, $0.1464 per share, and $0.0262 per share, respectively, in 2003. The Equity Trust paid to Series C and E Auction Rate preferred shareholders an ordinary income dividend totalling $26.47 per share and $5.25 per share, respectively, in 2003. For the fiscal year ended December 31, 2003, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualifying dividend income. The percentage of the ordinary income dividends paid by the Equity Trust during 2003 derived from U.S. Government Securities was 0.10%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2003.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2003

                         HISTORICAL DISTRIBUTION SUMMARY
COMMON STOCK
                             SHORT-         LONG-                  UNDISTRIBUTED   TAXES PAID ON
                              TERM          TERM     NON-TAXABLE    LONG-TERM      UNDISTRIBUTED                        ADJUSTMENT
             INVESTMENT     CAPITAL       CAPITAL     RETURN OF      CAPITAL          CAPITAL           TOTAL               TO
               INCOME      GAINS (B)       GAINS       CAPITAL        GAINS          GAINS (C)     DISTRIBUTIONS (A)    COST BASIS
             ----------    ---------      -------   -------------  ------------    --------------  -----------------    -----------
2003 ........  $0.01140     $0.04480     $0.63380        --            --                --          $0.69000               --
2002 ........   0.05180      0.01550      0.88270        --            --                --           0.95000               --
2001 (d) ....   0.06700      0.06400      0.94900        --            --                --           1.08000               --
2000 ........   0.04070      0.15500      1.11430        --            --                --           1.31000               --
1999 (e) ....   0.03010      0.21378      0.99561     $0.91176         --                --           2.15125            $0.91176 -
1998 ........   0.06420        --         1.10080        --            --                --           1.16500               --
1997 ........   0.07610      0.00210      0.93670      0.02510         --                --           1.04000             0.02500 -
1996 ........   0.10480        --         0.78120      0.11400         --                --           1.00000             0.11400 -
1995 (f) ....   0.12890        --         0.49310      0.37800         --               --            1.00000             0.37800 -
1994 (g) ....   0.13536      0.06527      0.30300      1.38262         --                --           1.88625             1.38262 -
1993 (h) ....   0.13050      0.02030      0.72930      0.22990         --                --           1.11000             0.22990 -
1992 (i) ....   0.20530      0.04050      0.29660      0.51760         --                --           1.06000             0.51760 -
1991 (j) ....   0.22590      0.03990      0.14420      0.68000         --                --           1.09000             0.68000 -
1990 ........   0.50470        --         0.22950      0.44580         --                --           1.18000             0.44580 -
1989 ........   0.29100      0.35650      0.66250        --          $0.6288            $0.2138       1.31000             0.41500 +
1988 ........   0.14500      0.20900      0.19600        --           0.2513             0.0854       0.55000             0.16590 +
1987 ........   0.25600      0.49100      0.33500        --            --                --           1.08200               --

7.25% PREFERRED STOCK
2003 ........  $0.01430     $0.05571     $0.79091        --            --                --          $0.86092               --
2002 ........   0.09860      0.02980      1.68410        --            --                --           1.81250               --
2001 ........   0.11440      0.10610      1.59200        --            --                --           1.81250               --
2000 ........   0.05670      0.21430      1.54150        --            --                --           1.81250               --
1999 ........   0.04370      0.31640      1.45240        --            --                --           1.81250               --
1998 ........   0.05600        --         0.96100        --            --                --           1.01700               --

7.20% PREFERRED STOCK
2003 ........  $0.03000     $0.11640     $1.65360        --            --                --          $1.80000               --
2002 ........   0.09800      0.02960      1.67240        --            --                --           1.80000               --
2001 ........   0.05870      0.05440      0.81690        --            --                --           0.93000               --

5.875% PREFERRED STOCK
2003 ........  $0.00535     $0.02086     $0.29610        --            --                --          $0.32231               --

AUCTION RATE PREFERRED C SHARES
2003 ........  $5.42000    $21.05000   $298.41000        --            --                --        $324.88000               --
2002 ........  12.28350      3.71450    209.89200        --            --                --         225.89000               --

AUCTION RATE PREFERRED E SHARES
2003 ........  $1.07000     $4.18000    $59.32000        --            --                --         $64.57000               --

--------------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income.
(c) Net Asset Value is reduced by this amount on the last business day of the year.
(d) On January 10, 2001, the Company also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(e) On July 9, 1999, the Company also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(f) On October 19, 1995, the Company also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(g) On November 15, 1994, the Company also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(h) On July 14, 1993, the Company also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(i) On September 28, 1992, the Company also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(j) On October 21, 1991, the Company also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
 -  Decrease in cost basis.
 +  Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.
   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.
   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.
VOLUNTARY CASH PURCHASE PLAN
   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following period. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.
   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

--------------------------------------------------------------------------------
  The Annual Meeting of The Gabelli Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 10, 2004, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS
Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR & CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS
Bruce N. Alpert
   PRESIDENT

Carter W. Austin
   VICE PRESIDENT

James E. McKee
   SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                       7.20%        5.875%
                         COMMON      PREFERRED     PREFERRED
                         ------      ---------     ---------
NYSE-Symbol:               GAB        GABPrB        GAB PrD
Shares Outstanding:    137,189,884   6,600,000     3,000,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCM-AR-12/03

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) No response required.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,229 in 2003 and $86,565 in 2002.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $12,500 in 2003 and $86,750 in 2002.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports to Moody's.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,350 in 2003 and $2,250 in 2002.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 for 2003 and $0 for 2002.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Gabelli and any affiliate of Gabelli that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2003 and $0 in 2002.

         (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

--------------------------------------------------------------------------------


                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

--------------------------------------------------------------------------------


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Research Analyst

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn M. Nappi, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o  Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How GAMCO voted for the client on each issue

         The rationale for the vote when it appropriate


Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at ADP:

     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES












                         -------------------------------
                             PROXY VOTING GUIDELINES
                         -------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.


                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o Historical responsiveness to shareholders

         This may include such areas as:

         -Paying greenmail

         -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o Qualifications

o Nominating committee in place

o Number of outside directors on the board

o Attendance at meetings

o Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.


                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.


                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.


                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o Future use of additional shares

         -Stock split

         -Stock option or other executive compensation plan

         -Finance growth of company/strengthen balance sheet

         -Aid in restructuring

         -Improve credit rating

         -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans

o  Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.


                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.


                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.


                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.


                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.


                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.


                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o  State of Incorporation

o  Management history of responsiveness to shareholders

o  Other mitigating factors


                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.


                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o  Dilution of voting power or earnings per share by more than 10%

o  Kind of stock to be awarded, to whom, when and how much

o  Method of payment

o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not yet applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*                   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer and Principal Financial
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.